4Q and Year-End 2011 Earnings Presentation
February 22, 2012
®
®

Forward-Looking Statements &
Supplemental Information
Forward-Looking Statements
Certain expectations and projections regarding our future performance referenced in this presentation, in other reports or statements we file with the SEC or otherwise release to the public, and on our website, are forward-looking statements. Senior officers and other employees may also make verbal statements to analysts, investors, regulators, the media and others that are forward-
looking. Forward-looking statements involve matters that are not historical facts, such as statements regarding our future operations, prospects, strategies, financial condition, economic performance (including growth and earnings), industry conditions and demand for our products and services. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "believe," "can," "could," "estimate," "expect," "forecast," "future," "goal," "indicate," "intend," "may," "outlook," "plan," "potential,"
"predict," "project," "seek," "should," "target," "would," or similar expressions. Forward-looking statements contained in this presentation include, without limitation, statements regarding future earnings per share, dividend growth and EBIT contribution and our priorities for 2012. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations.
Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products; the impact of changes in state and federal legislation and regulation including changes related to climate change; actions taken by government agencies on rates and other matters; concentration of credit risk; utility and energy industry consolidation; the impact on cost and timeliness of construction projects by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected change in project costs, including the cost of funds to finance these projects; the impact of acquisitions and divestitures including the Nicor merger; limits on natural gas pipeline capacity; direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors; interest rate fluctuations;
financial market conditions, including disruptions in the capital markets and lending environment and the current economic uncertainty; general economic conditions; uncertainties about environmental issues and the related impact of such issues; the impact of changes in weather, including climate change, on the temperature-sensitive portions of our business; the impact of natural disasters such as hurricanes on the supply and price of natural gas; the outcome of litigation; acts of war or terrorism; and other factors which are provided in detail in our filings with the
Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake to update these statements to reflect subsequent changes.
Supplemental Information
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations and on operating margin. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure that includes operating income, other income and expenses. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations. Operating margin is a non-
GAAP measure calculated as operating revenues minus cost of goods sold and revenue taxes, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of goods sold and revenue taxes are generally passed directly through to customers. In addition, in this presentation, the company has presented a non-GAAP measure of both its net income and its earnings per share each adjusted to exclude expenses incurred with respect to the Nicor merger. As the company does not routinely engage in transactions of the magnitude of the Nicor merger, and consequently does not regularly incur transaction related expenses with correlative size, the company believes presenting net income and EPS excluding Nicor merger expenses provides investors with an additional measure of the company’s core operating performance. EBIT, operating margin, net income excluding merger expenses (also referred to as adjusted net income) and EPS excluding merger expenses (also referred to as adjusted EPS) should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income, net income attributable to AGL Resources Inc. or EPS as determined in accordance with
GAAP. In addition, the company's EBIT, operating margin, adjusted net income and adjusted EPS may not be comparable to similarly titled measures of another company. Reconciliations of non-GAAP financial measures referenced in this presentation are available on the company’s Web site at www.aglresources.com
®

in millions, except per share amounts	2011 Legacy AGLR	22 Days Nicor	2011 Combined	2010 Legacy AGLR	Change[1]
Total Operating Revenues	$ 2,129	$ 209	$ 2,338	$ 2,373	(1)%
Operating Margin	1,175	57	1,232	1,209	2%
Total Operating Expenses (excluding Cost of Goods Sold & Revenue Tax)	715	77	792	709	12%
Operating Income	460	(20)	440	500	(12)%
EBIT	466	(19)	447	499	(10)%
Interest Expense, net	132	4	136	109	25%
Income Tax Expense	124	1	125	140	(11)%
Net Income Attributable to AGLR	$ 196	$ (24)	$ 172	$ 234	(26)%
Adj. Net Income Attributable to AGLR[2]	$ 229	$ 7	$ 236	$ 238	(1)%
EPS (Diluted)	n/a	n/a	$ 2.12	$ 3.00	(29)%
Adj. EPS (Diluted)[2]	n/a	n/a	$ 2.92	$ 3.05	(4)%

AGL Resources

2011 Highlights
• 2011 GAAP EPS of $2.12 per
 diluted share
 • Adjusted diluted EPS of $2.92,
 excluding approximately $64 million
 in after-tax costs related to Nicor
 merger
 • Distribution segment EBIT up 17%
 2011 vs. 2010
 • Retail segment EBIT down $10
 million vs. 2010
 • Wholesale, storage and shipping
 segments remain challenged due to
 market fundamentals
• Nicor merger completed
 December 9, 2011
 • Proposed PBR stipulation agreed to
 with ICC Staff and filed 2/16/11,
 pending approval
• 2012 EPS estimate $2.80-$2.95
 per diluted share, excluding
 Nicor merger-related costs

(1) Change represents y/y change of 2011 Combined vs. 2010 Legacy AGLR.
(2) Adjusted net income and adjusted EPS exclude Nicor-related merger costs of approximately $64 million, net of tax.
®

in millions, except per share amounts	4Q11 Legacy AGLR	22 Days Nicor	4Q11 Combined	4Q10 Legacy AGLR	Change[1]
Total Operating Revenues	$ 581	$ 209	$ 790	$ 665	19%
Operating Margin	328	57	385	333	16%
Total Operating Expenses (excluding Cost of Goods Sold & Revenue Tax)	190	77	267	196	36%
Operating Income	138	(20)	118	137	(14)%
EBIT	140	(19)	121	135	(10)%
Interest Expense, net	40	4	44	29	52%
Income Tax Expense	39	1	40	36	11%
Net Income Attributable to AGLR	$ 57	$ (24)	$ 33	$ 64	(48)%
Adj. Net Income Attributable to AGLR[2]	$ 70	$ 7	$ 77	$ 68	13%
EPS (Diluted)	n/a	n/a	$ 0.37	$ 0.81	(54)%
Adj. EPS (Diluted)[2]	n/a	n/a	$ 0.87	$ 0.86	1%

AGL Resources

4Q11 Highlights

Note: Please review the AGL Resources 10-K as filed with the SEC on 2/22/12 for detailed information. EBIT, Adjusted
Net Income and Adjusted EPS are non-GAAP measures. Please see the appendix to this presentation or visit the investor relations section of www.aglresources.com for a reconciliation to GAAP.
(1) Change represents y/y change of 2011 Combined vs. 2010 Legacy AGLR.
(2) Adjusted net income and adjusted EPS exclude Nicor-related merger costs of approximately $45 million, net of tax.
®
Numbers may not foot due to rounding.

in millions	2011 EBIT Guidance at 5/6/11	2011 EBIT Actual	Change
Distribution Operations	$ 374	$ 412	$ 38
Retail Operations	97	93	(4)
Wholesale Operations	53	5	(48)
Midstream Operations	4	9	5
Corporate (excluding Nicor expenses)	(6)	(4)	2
Total EBIT (excluding Nicor expenses)	$ 522	$ 515	$ (7)
EBIT Contribution from Nicor, excluding $34 million change in control payments	n/a	$ 15	n/a
Total EBIT Excluding Nicor Contribution	$ 522	$ 500	$ (22)
Interest Expense[1]	$ 110	$ 136	$ 26

AGL Resources

2011 Results vs. 2011 Original Guidance

®
(1) Higher interest expense reflects pre-funding of the Nicor merger through various debt issuances throughout the year and fees associated with the bridge facility.

$1.39
$1.65
$1.82
$2.01
$2.28
$2.48
$2.72
$2.72
$2.84
$2.88
$3.05
$2.92
$2.95
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010(1)
2011 (1)
2012 Est. (2)

$1.08
$1.08
$1.08
$1.11
$1.15
$1.30
$1.48
$1.64
$1.68
$1.72
$1.76
$1.80
$1.84
77%
65%
59%
55%
50%
52%
54%
60%
59%
60%
58%
62%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Indicated Annual Dividend Rate
Payout Ratio

AGL Resources

Consistent EPS and Dividend Growth
Diluted EPS Track Record
Dividend Growth
2012 EPS Guidance:
$2.80-$2.95 per diluted share
Dividend increase of $0.04 approved by
Board of Directors for 2012
(1)For 2010, $3.00 diluted GAAP EPS; $3.05 adjusted, excluding Nicor merger costs. For 2011, $2.12 diluted GAAP EPS; $2.92 adjusted, excluding Nicor merger costs.
 Please see the appendix to this presentation or visit the investor relations section of www.aglresources.com for a reconciliation to GAAP.
(2) Estimate excludes Nicor merger-related costs.
$2.80-
®

millions
$500
$400
$300
$200
$100
$-
$(100)
2006
2007
2008
2009
2010
2011
Distribution
Retail
Wholesale
Midstream
Shipping (1)

millions
$250
$200
$150
$100
$50
$-
$(50)
4Q10
1Q11
2Q11
3Q11
4Q11
Distribution
Retail
Wholesale
Midstream
Shipping (1)

Distribution
Retail
Wholesale
Midstream
Shipping (1)

(1) There was no EBIT impact from the Cargo Shipping segment for the 22 days of Nicor results recorded in 2011.

AGL Resources

7

EBIT by Operating Segment
1%
79%
18%
Annual EBIT by Operating Segment
2011 EBIT Contribution by Operating Segment
NOTE: EBIT is a non-GAAP measure. Please see the appendix to this presentation or the investor relations section of www.aglresources.com for a reconciliation to GAAP.
Quarterly EBIT by Operating Segment
®
2%

in millions	4Q11	4Q10	Change
Total Operating Revenues	$ 538	$ 432	25%
Operating Margin	**289**	**236**	**22%**
O&M	95	100	(5)%
D&A	52	35	49%
Taxes (other than income taxes)	17	8	113%
Total Operating Expenses, exc. COG and revenue taxes	**164**	**143**	15%
Operating Income	**125**	**93**	**34%**
Other income	2	1	100%
EBIT	**$ 127**	**$ 94**	**35%**

in millions	2011	2010	Change
Total Operating Revenues	$ 1,597	$1,494	7%
Operating Margin	**963**	**879**	**10%**
O&M	353	358	(1)%
D&A	160	138	16%
Taxes (other than income taxes)	44	35	26%
Total Operating Expenses, exc. COG and revenue taxes	**557**	**531**	5%
Operating Income	**406**	**348**	**17%**
Other income	6	4	50%
EBIT	**$ 412**	**$ 352**	**17%**

AGL Resources

• 2011 EBIT increased 17% vs. 2010
• Key drivers
 • New rates and regulatory infrastructure
 programs at Atlanta Gas Light and
 Elizabethtown Gas added $39 million of
 operating margin
 • Inclusion of Nicor for 22 days in December
 resulted in additional EBIT of $15 million
 (excluding change in control payments)
 • Effective O&M expense management;
 excluding 22 days of contribution from Nicor,
 costs essentially flat y/y, due primarily to lower
 annual incentive compensation expense
• 4Q EBIT up 35% with similar drivers
 as full year
• Customer count stable
 • 2.266 million customers in 2011 (avg.) vs.
 2.264 million in 2010 (avg.) for legacy AGLR
 utilities
 • 2.188 million Nicor Gas customers at 12/31/11
• Virginia Natural Gas rate case
 concluded in December of 2011 with
 no material impact to earnings
8

Distribution
NOTE: COG = Cost of Goods Sold
4Q11 Financial Performance Summary
®
2011 Financial Performance Summary

in millions	4Q11	4Q10	Change
Total Operating Revenues	$ 197	$ 229	(14)%
Operating Margin	**51**	**59**	**(14)%**
O&M	21	21	0%
D&A	-	-	nm
Taxes (other than income taxes)	1	1	0%
Total Operating Expenses, exc. COG	**22**	**22**	0%
Operating Income	**29**	**37**	**(22)%**
Other income	-	-	nm
EBIT	**$ 29**	**$ 37**	**(22)%**

2011 Financial Performance Summary

in millions	2011	2010	Change
Total Operating Revenues	$ 702	$ 840	(16)%
Operating Margin	**168**	**183**	**(8)%**
O&M	71	76	(7)%
D&A	2	2	-
Taxes (other than income taxes)	2	2	-
Total Operating Expenses, exc. COG	**75**	**80**	(6)%
Operating Income	**93**	**103**	**(10)%**
Other income	-	-	nm
EBIT	**$ 93**	**$ 103**	**(10)%**

AGL Resources

9

Retail
• 2011 EBIT down $10 MM vs. 2010
 • Weather in Georgia that was 23% warmer than
 2010 resulted in lower usage and a $15 million
 decline in operating margin
 • LOCOM adjustment higher by $5 million vs. 2010
 • Operating expenses lower by $5 million year-over-
 year due primarily to lower legal and bad debt
 expenses
• 4Q11 EBIT down $8 MM vs. 4Q10 with
 similar drivers as full year
• Market share and customer count
 • Georgia market share remains 33% at end of 2011
 (equivalent to 2010 and 2009)
 • Georgia customer count (avg.): 485K at 12/31/11
 vs. 496K at 12/31/10
• Continue to explore opportunities to
 expand service offerings and customer
 base across multiple states
• Added Nicor National and Nicor Energy
 Services to our retail segment
4Q11 Financial Performance Summary
®

in millions	4Q11	4Q10	Change
Total Operating Revenues	$ 57	$ 30	90%
Operating Margin	**28**	**29**	**(3)%**
O&M	13	16	(19)%
D&A	-	1	nm
Taxes (other than income taxes)	1	1	0%
Total Operating Expenses, exc. COG	**14**	**18**	**(22)%**
Operating Income (Loss)	**14**	**11**	**27%**
Other income	-	-	nm
EBIT	**$ 14**	**$ 11**	**27%**

in millions	2011	2010	Change
Total Operating Revenues	$ 98	$ 121	(19)%
Operating Margin	**57**	**105**	**(46)%**
O&M	48	52	(8)%
D&A	1	2	(50)%
Taxes (other than income taxes)	3	3	-
Total Operating Expenses, exc. COG	**52**	**57**	(9)%
Operating Income	**5**	**48**	**(90)%**
Other income	-	1	nm
EBIT	**$ 5**	**$ 49**	**(90)%**

Note: AGL Resources' wholesale services operating segment is subject to mark-to-market gains and losses related to its hedged transportation and storage positions which can create EBIT volatility quarter to quarter and year over year.

$50
$40
$30
$20
$10
$-
$(10)
$(20)
$(30)
$(40)
$(50)
millions
4Q10
1Q11
2Q11
3Q11
4Q11
Commercial Activity
Storage Hedges
Transportation Hedges
LOCOM

AGL Resources

10

Wholesale
• 2011 EBIT down $44 million vs. 2010 due to
 lower commercial activity
 • Commercial activity lower by $45 million y/y
 • $18 million related to Marcellus take-away
 constraints
 • $4 million related to customer bankruptcy
 • Remainder due to ongoing low volatility and tight
 storage and transportation spreads
 • $21 million higher MTM gains/losses on hedges y/y
 • $24 million higher LOCOM, net of current period
 recoveries, y/y
• 4Q11 EBIT up $3 MM vs. 4Q10 with similar
 drivers as full year
• Wholesale Operating Margin Components
4Q11 Financial Performance Summary
®
2011 Financial Performance Summary

in millions	4Q11	4Q10	Change
Total Operating Revenues	$ 18	$ 11	64%
Operating Margin	**10**	**9**	11%
O&M	3	5	(40)%
D&A	3	2	50%
Taxes (other than income taxes)	1	-	nm
Total Operating Expenses, exc. COG	**7**	**7**	0%
Operating Income	**3**	**2**	**50%**
Other (loss)	-	-	nm
EBIT	**$ 3**	**$ 2**	**50%**

in millions	2011	2010	Change
Total Operating Revenues	$ 70	$ 46	52%
Operating Margin	**37**	**30**	**23%**
O&M	15	17	(12)%
D&A	10	5	100%
Taxes (other than income taxes)	3	2	50%
Total Operating Expenses, exc. COG	**28**	**24**	17%
Operating Income	**9**	**6**	**50%**
Other (loss)	-	-	nm
EBIT	**$ 9**	**$ 6**	**50%**

AGL Resources

11

Midstream
• 2011 EBIT up $3 million vs. 2010 due mainly
 to full year of GTS Cavern 1 operation
• 4Q11 EBIT up $1 million vs. 4Q10 due to
 higher operating margin
• Golden Triangle Storage (GTS)
 • Cavern 1 in service (6 Bcf)
 - Cavern 1 is 100% contracted, inclusive of 2 Bcf
 Sequent contract; Average subscription rate of $0.14
 • Cavern 2 under construction (7 Bcf); Completion
 expected mid-year 2012, 0% contracted
 • Storage values remain depressed due to high supply
 of natural gas and reduced demand
• Jefferson Island Storage and Hub (JISH)
 • As of 12/31/11 JISH is 97% contracted with average
 subscription rate of $0.19, inclusive of 2 Bcf Sequent
 contract; 3 Bcf rolling off at the end of March 2012,
 including 2 Bcf Sequent contract
 • Expansion permit application remains under review by
 Louisiana Department of Natural Resources
• Central Valley Gas Storage
 • 11 Bcf under construction with expected completion
 mid-year 2012, 3 Bcf under contract
4Q11 Financial Performance Summary
®
2011 Financial Performance Summary

in millions	12/31/11	12/31/10	Change
Assets			
Cash & Receivables	$ 1,406	$ 1,186	$ 220
Inventories	750	639	111
Other current assets	590	341	249
PPE (net)	7,900	4,405	3,495
Goodwill	1,813	418	1,395
Other deferred debits	1,454	531	923
Total Assets	**$ 13,913**	**$ 7,520**	**$ 6,393**
Liabilities and Equity			
Current Liabilities	$ 3,084	$ 2,432	$ 652
Long-Term Debt	3,561	1,671	1,890
Other Liabilities	3,929	1,581	2,348
Total Liabilities	10,574	5,684	4,890
Total Equity	$ 3,339	$ 1,836	1,503
Total Liabilities and Equity	**$ 13,913**	**$ 7,520**	**$ 6,393**

AGL Resources

Balance Sheet Highlights

• Solid balance sheet with significant
 opportunity to fund capital requirements
 • Good access to capital markets
 • Company credit metrics support solid, investment-
 grade ratings
• $4.9 billion debt outstanding
 • Long-term debt $3.6 billion
 • Short-term debt of $1.3 billion
 • Debt to Cap Ratio: 58%
• 2012 cap ex estimated at $825 million
 • Approximately $725 million of utility cap ex expected
 in 2012 vs. $604 million in 2011 for legacy AGLR
 utilities + Nicor Gas
 • $300 million of 2012 utility cap ex is rider-based
 • Approximately $100 million of non-utility cap ex
 expected in 2012
®

$700
$600
$500
$400
$300
$200
$100
$0
millions
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
Senior Notes
Medium Term Notes
Gas Facility Revenue Bonds
Nicor Gas First Mortgage Bonds

AGL Resources

AGL Resources Debt Maturities

®

2012 Guidance

®
• AGL Resources expects diluted EPS to be in the range of $2.80 - $2.95 for
 2012, excluding mark-to-market impacts and impacts from Nicor merger-
 related costs
• Key assumptions include:
 • Achievement of anticipated efficiencies related to corporate overhead and non-
 utility businesses post-Nicor acquisition
 • Normal weather
 • Continued low volatility in natural gas prices
 • Successful implementation of regulatory infrastructure and rate programs
 • Higher pension expense due to lower discount rates
 • Average diluted shares outstanding of 117.5 million
 • Effective tax rate of 37.9%

15

PBR Settlement with ICC Staff
• On February 16, 2011 Nicor Gas filed a stipulated resolution along with Illinois
 Commerce Commission (ICC) Staff that includes crediting $64 million to customers relating to the long-running Performance Based Rate (PBR) case pending before the ICC
 • Nicor Gas had already reserved $27 million for this issue
 • Additional $37 million recorded in “other income/expense” in the Nicor Gas 2011 10-K
 • Based upon proposed stipulation, no impact to AGLR earnings expected going forward
• Stipulation requires approval by ICC
• Illinois Attorney General’s Office and Citizens Utility Board are not parties to the current stipulation
• Stipulation will be considered simultaneously with all issues in the case
 • Evidentiary hearings expected to begin the week of 2/27/12
 • Briefing expected to be complete by 4/26/12
 • ICC ruling anticipated later this year

®

2012 Priorities
• Make necessary capital investment to enhance and maintain the safety and reliability of our distribution systems, while minimizing regulatory lag
• Remain a low-cost leader within the industry
• Maintain market share in Georgia and Illinois while expanding further into new territories such as Ohio and Florida
• Leverage experience across SouthStar and Nicor’s retail businesses
• Renew affiliated and non-affiliated asset management agreements and add new asset management, gas-fired power generation and producer services contracts
• Continually enhance risk management, credit management and overall controls
Distribution
Retail
Wholesale
Midstream
Cargo Shipping
Expense &
Balance Sheet
Discipline
• Complete construction of Golden Triangle Cavern 2 and Central Valley Gas
 Storage and execute contracts for newly available capacity
• Reduce project development costs in response to low volatility environment
• Effectively control expenses and focus on capital discipline in each of our business segments
• Maintain strong balance sheet and liquidity profile
• Expand market share in key service areas while providing quality total transportation and logistics solutions for our customers
• Prudently deploy capital investment and diligently manage operating costs
®

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Investor Relations
AGL Resources (NYSE: AGL), a Fortune 1000 corporation, is well-positioned to be the preeminent distributor of natural gas on the East Coast, with six utilities serving 2.2 million customers. This core business is supported by related companies – an asset management company, salt-dome storage facilities and an active business development division – dedicated to ensuring a reliable supply of natural gas to AGL Resources' residential, commercial and industrial customers.
Over the past five years, AGL Resources has transformed its operations from a traditional regional utility company to a modern, high-performance, multi-regional energy company. During that time, the company has expanded its operations significantly through a combination of acquisitions, development activities and the implementation of technology solutions across each of its business units.
Click here for Quick Facts on AGL Resources ›
Contact for Institutional Investors:
Sarah Stashak
Director, Investor Relations
404-584-4577
sstashak@aglresources.com
Contact for Shareholder Services:
Click here for full shareholder services contact information or e-mail investors@aglresources.com.
Investor Relations Mailing Address:
AGL Resources Investor Relations
P.O. Box 4569
Atlanta, GA 30302-4569
Recent News
Date | Title
Jan. 21, 2011 | AGL Resources to Host Fourth Quarter and Year-End 2010 Earnings Conference Call and Webcast
Jan. 18, 2011 | AGL Resources, Nicor File Joint Application With Illinois
NYSE: AGL $36.16 -0.37
Jan 26 2011 2:28PM ET
PRESS RELEASES
SEC FILINGS
WEBCASTS AND EVENTS
AGL Resources Quick Facts
Headquarters: Atlanta
Employees: 2,400
Customers Served: 2.3 million
Ticker Symbols: AGL (NYSE)
Newspaper Listing: AGL Res
Natural gas: It's elemental
2009 Annual Report ›
Footprint Map
than 2 million
› Use the natural gas advantage

AGL Resources

Additional Resources

Company resources
• www.aglresources.com
• Sarah Stashak
 Director, Investor Relations
 404-584-4577
 sstashak@aglresources.com
Industry resources
• www.aga.org
• www.eia.doe.gov
®

Appendix & GAAP Reconciliations
®

2011

In millions	2011 Legacy AGLR	22 Days Nicor (1)	2011 Combined	2010 Legacy AGLR
Operating revenues	$2,129	$209	$2,338	$2,373
Cost of goods sold (COG)	(954)	(143)	(1,097)	(1,164)
Revenue tax expense	-	(9)	(9)	-
Operating margin	1,175	57	1,232	1,209
Operating expenses				
Operation and maintenance	495	63	558	503
Revenue tax expense	-	(9)	(9)	-
Depreciation and amortization	173	13	186	160
Taxes other than income	47	10	57	46
Total operating expenses, exc. COG	715	77	792	709
Operating Income	460	(20)	440	500
Other income	6	1	7	(1)
EBIT	**466**	**(19)**	**447**	**499**
Interest expense, net	132	4	136	109
Earnings before income taxes	334	(23)	311	390
Income tax expense	124	1	125	140
Net income	**210**	**(24)**	**186**	**250**
Less: net income attributable to the noncontrolling interest	14	-	14	16
Net income attributable to AGL - as reported	**196**	**(24)**	**172**	**234**
Impact of Nicor transaction costs, net of tax	33	31	64	4
Net income attributable to AGL - as adjusted	**$229**	**$7**	**$236**	**$238**
Diluted share count	n/a	n/a	80.9	77.8
Diluted earnings per share - as adjusted	n/a	n/a	$2.92	$3.05

(1) Reflects period from December 10-December 31, 2011

AGL Resources

The following table sets forth a reconciliation of AGL Resources’ operating margin to operating income and earnings before interest and taxes (EBIT) to earnings before income taxes, net income to net income attributable to AGL - as reported and net income attributable to AGL - as adjusted, and net income attributable to AGL - as adjusted - to diluted EPS - as adjusted for the twelve months ended December 31, 2011 and 2010.
GAAP Reconciliation
®

4Q

In millions	4Q11 Legacy AGLR	22 Days Nicor (1)	4Q11 Combined	4Q10 Legacy AGLR
Operating revenues	$581	$209	$790	$665
Cost of goods sold (COG)	(253)	(143)	(396)	(332)
Revenue tax expense	-	(9)	(9)	-
Operating margin	328	57	385	333
Operating expenses				
Operation and maintenance	132	63	195	145
Revenue tax expense	-	(9)	(9)	-
Depreciation and amortization	47	13	60	41
Taxes other than income	11	10	21	10
Total operating expenses, exc. COG	190	77	267	196
Operating Income	138	(20)	118	137
Other income	2	1	3	(2)
EBIT	**140**	**(19)**	**121**	**135**
Interest expense, net	40	4	44	29
Earnings before income taxes	100	(23)	77	106
Income tax expense	39	1	40	36
Net income	**61**	**(24)**	**37**	**70**
Less: net income attributable to the	4	-	4	6
Net income attributable to AGL - as reported	**57**	**(24)**	**33**	**64**
Impact of Nicor transaction costs, net of tax	14	31	45	4
Net income attributable to AGL - as adjusted	**$71**	**$7**	**$77**	**$68**
Diluted share count	n/a	n/a	88.4	78.1
Diluted earnings per share - as adjusted	n/a	n/a	$0.87	$0.86

(1) Reflects period from December 10-December 31, 2011
Numbers may not foot due to rounding.

AGL Resources

The following table sets forth a reconciliation of AGL Resources’ operating margin to operating income and earnings before interest and taxes (EBIT) to earnings before income taxes, net income to net income attributable to AGL - as reported and net income attributable to AGL - as adjusted, and net income attributable to AGL - as adjusted - to diluted EPS - as adjusted for the three months ended December 31, 2011 and 2010.
GAAP Reconciliation
®

4Q11

in millions	Distribution operations	Retail operations	Wholesale services	Midstream operations	Cargo Shipping	Other and intercompany eliminations	Consolidated AGL Resources
Total Operating Revenues	**538**	**197**	**57**	**18**	**19**	**(39)**	**790**
Cost of Goods Sold (COG)	(240)	(146)	(29)	(8)	(12)	39	(396)
Revenue Tax Expense	(9)	-	-	-	-	-	(9)
Operating Margin	**289**	**51**	**28**	**10**	**7**	**-**	**385**
Operating Expenses							
Operation & Maintenance	104	21	13	3	7	(2)	146
Revenue Tax Expense	(9)	-	-	-	-	-	(9)
Depreciation & Amortization	52	-	-	3	1	4	60
Nicor Merger Expenses	-	-	-	-	-	49	49
Taxes Other Than Income	17	1	1	1	-	1	21
Total Operating Expenses, exc. COG	**164**	**22**	**14**	**7**	**8**	**52**	**267**
Operating Income (loss)	**125**	**29**	**14**	**3**	**(1)**	**(52)**	**118**
Other income (expense)	2	-	-	-	1	-	3
EBIT	**$ 127**	**$ 29**	**$ 14**	**$ 3**	**$ -**	**$ (52)**	**$ 121**

4Q10

in millions	Distribution operations	Retail operations	Wholesale services	Midstream operations	Cargo Shipping	Other and intercompany eliminations	Consolidated AGL Resources
Total Operating Revenues	**432**	**229**	**30**	**11**	n/a	**(37)**	**665**
Cost of Goods Sold (COG)	196	170	1	2	n/a	(37)	332
Operating Margin	**236**	**59**	**29**	**9**	n/a	**-**	**333**
Operating Expenses					n/a		
Operation & Maintenance	100	21	16	5	n/a	3	145
Depreciation & Amortization	35	-	1	2	n/a	3	41
Taxes Other Than Income	8	1	1	-	n/a	-	10
Total Operating Expenses, exc. COG	**143**	**22**	**18**	**7**	n/a	**6**	**196**
Operating Income (loss)	**93**	**37**	**11**	**2**	n/a	**(6)**	**137**
Other income (expense)	1	-	-	-	n/a	(3)	(2)
EBIT	**$ 94**	**$ 37**	**$ 11**	**$ 2**	n/a	**$ (9)**	**$ 135**

21

AGL Resources®

GAAP Reconciliation

12-Months Ended 12/31/11

in millions	Distribution operations	Retail operations	Wholesale services	Midstream operations	Cargo Shipping	Other and intercompany eliminations	Consolidated AGL Resources
Total Operating Revenues	**$ 1,597**	**$ 702**	**$ 98**	**$ 70**	**$ 19**	**$ (148)**	**$ 2,338**
Cost of Goods Sold (COG)	(625)	(534)	(41)	(33)	(12)	148	(1,097)
Revenue Tax Expense	(9)	-	-	-	-	-	(9)
Operating Margin	**963**	**168**	**57**	**37**	**7**	**-**	**1,232**
Operating Expenses							
Operation & Maintenance	362	71	48	15	7	(13)	490
Revenue Tax Expense	(9)	-	-	-	-	-	(9)
Depreciation & Amortization	160	2	1	10	1	12	186
Nicor Merger Expenses	-	-	-	-	-	68	68
Taxes Other Than Income	44	2	3	3	-	5	57
Total Operating Expenses, exc. COG	**557**	**75**	**52**	**28**	**8**	**72**	**792**
Operating Income (loss)	**406**	**93**	**5**	**9**	**(1)**	**(72)**	**440**
Other income	6	-	-	-	1	-	7
EBIT	**$ 412**	**$ 93**	**$ 5**	**$ 9**	**$ -**	**$ (72)**	**$ 447**

12-Months Ended 12/31/10

in millions	Distribution operations	Retail operations	Wholesale services	Midstream operations	Cargo Shipping	Other and intercompany eliminations	Consolidated AGL Resources
Total Operating Revenues	**$ 1,494**	**$ 840**	**$ 121**	**$ 46**	**n/a**	**$ (128)**	**$ 2,373**
Cost of Goods Sold (COG)	(615)	(657)	(16)	(16)	n/a	140	(1,164)
Operating Margin	**879**	**183**	**105**	**30**	**n/a**	**12**	**1,209**
Operating Expenses							
Operation & Maintenance	358	76	52	17	n/a	(6)	497
Depreciation & Amortization	138	2	2	5	n/a	13	160
Nicor Merger Expenses	-	-	-	-	n/a	6	6
Taxes Other Than Income	35	2	3	2	n/a	4	46
Total Operating Expenses, exc. COG	**531**	**80**	**57**	**24**	**n/a**	**17**	**709**
Operating Income (loss)	**348**	**103**	**48**	**6**	**n/a**	**(5)**	**500**
Other income	4	-	1	-	n/a	(6)	(1)
EBIT	**$ 352**	**$ 103**	**$ 49**	**$ 6**	**n/a**	**$ (11)**	**$ 499**

AGL Resources

GAAP Reconciliation
The following tables set forth a reconciliation of AGL Resources’ Statement of Income to earnings before interest and taxes (EBIT) by segment for the twelve months ended December 31, 2011 and December 31, 2010.
®

$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Transco Z6 Basis to Henry Hub
TETCO M3 Basis to Henry Hub
December 2010
December 2011

AGL Resources

Natural Gas Transportation Spreads

$5.05
$0.56
$3.34
$0.29

$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb 11 / Jan 12
Feb 12 / Jan 13

AGL Resources

Natural Gas Storage Spreads

Intrinsic Spreads Year Ago to Expiry
Source: Nymex

GAAP Reconciliation
Reconciliations of operating margin, EBIT by segment, net income excluding merger expenses and EPS excluding merger expenses are available in our quarterly reports (Form 10-Q) and annual reports (Form 10-K) filed with the Securities and Exchange Commission.
Our management evaluates segment financial performance based on EBIT, which includes the effects of corporate expense allocations. EBIT is a non-
GAAP (accounting principles generally accepted in the United States of America) financial measure. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. We evaluate each of these items on a consolidated level and believe EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
We also use EBIT internally to measure performance against budget and in reports for management and the Board of Directors. Projections of forward-
looking EBIT are used in our internal budgeting process, and those projections are used in providing forward-looking business segment EBIT projections to investors. We are unable to reconcile our forward-looking EBIT business segment guidance to GAAP net income, because we do not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts. The impact of these items could be material to our operating results reported in accordance with GAAP.
Operating margin is a non-GAAP measure calculated as revenues minus cost of goods sold and revenue taxes, excluding operation and maintenance expense, depreciation and amortization, taxes other than income taxes, and the gain or loss on the sale of our assets. These items are included in our calculation of operating income. We believe operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of goods sold and revenue taxes are generally passed directly through to customers.
We present our net income excluding merger expenses and our EPS excluding expenses incurred with respect to the proposed merger with Nicor. As we do not routinely engage in transactions of the magnitude of the Nicor merger, and consequently do not regularly incur transaction related expenses of correlative size, we believe presenting our EPS excluding Nicor merger expenses provides investors with an additional measure of our core operating performance.
EBIT, operating margin, net income excluding merger expenses and EPS excluding merger expenses should not be considered as alternatives to, or more meaningful indicators of, our operating performance than operating income or net income, as determined in accordance with GAAP. In addition, our EBIT, operating margin, adjusted net income and adjusted EPS may not be comparable to similarly titled measures of another company.
Net income attributable to AGL Resources, as adjusted and Basic and Diluted earnings per share, as adjusted are non-GAAP measures and exclude transaction costs related to the proposed merger with Nicor. We believe these financial measures are useful to investors because they provide an alternative method for assessing the Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations.
The presentation of these financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.
®